Business Combination	12 Months Ended
Jun. 30, 2023
Business Combination [Abstract]
Business combination

Note 2. Business combination

Summary of ValoraSoy acquisition

On April 24, 2023 (the “Closing Date”), the Company completed the acquisition of ValoraSoy S.A. (“ValoraSoy Food Ingredients”) from the sellers in accordance with the share purchase agreement (“ValoraSoy SPA”) by and among the Company and the sellers (the “ValoraSoy Acquisition”). As a result of the ValoraSoy Acquisition, the Company acquired all of the issued and outstanding equity securities of ValoraSoy Food Ingredients from the sellers, and ValoraSoy Food Ingredients became a wholly owned subsidiary of the Company for total aggregate consideration of $2.6 million, in a combination of cash ($2.4 million of which $1.9 million were an immediate cash payment and $0.5 million will be paid in 6 months from the Closing Date) and equity (64,093 shares equivalent to $0.2 million which will be transferred in 12 months from the Closing Date). The acquisition agreement also included a contingent payment in a fixed amount of equity amounting to 384,558 shares equivalent to $1.7 million, which was determined to be a remuneration agreement for future services (the “earn-out”) and consequently it was excluded from the consideration and will be recognized as an expense over the required service period. The contingent payment is payable in shares over a three-year period from 2024 to 2026 and subject to the achievement of certain EBITDA targets, as defined in the ValoraSoy SPA. Such payment is automatically forfeited on termination of employment.

ValoraSoy Food Ingredients has more than 10 years of experience, specializes in the production of textured soy proteins and has a long history providing high-quality products and customized solutions to clients in more than 14 countries in 3 different continents. Its products are manufactured using various extrusion processes obtaining as a result vegetable proteins with texture and fibrousness similar to those of meat with various applications such as hamburgers, sausages and other meat extenders and plant-based products. This demo center is a state-of-the-art processing facility located in the Argentine soybean corridor, which helps maximize raw material origination, with an installed crushing capacity of 10 thousand tons of soybean per year.

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

Purchase consideration:
Cash paid	1,931,112
Deferred Payment after 6 months	488,431
Payment in kind after 12 months	217,916
Total purchase consideration	$2,637,458

The assets and liabilities recognised as a result of the acquisition are as follows:

Fair Value
Cash and Banks	228
Accounts Receivable	316,972
Other Receivable	1,044,808
Inventory	532,231
Property, Plant, and Equipment	1,138,026
Intangible Assets	3,824,054
Right-of-use of assets	43,507
Accounts Payable	(1,384,980)
Current Financial Debt	(1,176,089)
Current Other Liabilities	(356,757)
Non-current Financial Debt	(119,464)
Non-current Other Liabilities	(177,367)
Deferred Tax Liability	(1,297,436)
Net identifiable assets acquired	$2,387,733
Goodwill recognized(i)	249,725
Net assets acquired	$2,637,458

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(i)      The goodwill is attributable to the expected future synergies from combining operations as well as an assembled workforce, which does not qualify for separate recognition. The Company expects that the ValoraSoy Acquisition will help to accelerate its growth in the food ingredients industry by expanding its commercial network with a top-notch sales team and complementing its Molecular Farming Platform with industrial capacity and downstream operations, in addition to adding a highly experienced team of professionals. It will not be deductible for tax purposes.

The pro-forma revenue of the combined entity for the year ended June 30, 2023 as though the date for the merger had been as of the beginning of the reporting period amounts to $5,043,956.